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                                                                     EXHIBIT 4.5

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
Certificate No. _____For _______ Shares Issued to__________Transferred from__________________________________/_________/____________
                                                           No. Original Certificate   No. Original Shares  No. of Shares Transferred

Dated_______________,______  Receipt acknowledged___________________________________________________________________________________
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              Transfer Restricted - See Reverse Side Hereof

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NUMBER                INCORPORATED UNDER THE LAWS OF                      SHARES

  0                                                                        0.00


                                    Delaware




                         TRAVELCENTERS OF AMERICA, INC.

                   Common Shares, par value $.00001 per share


     This Certifies that SPECIMEN is the owner of ZERO and 00/100 fully paid and non-assessable Shares of the Capital Stock of the above named Corporation transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.


     In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed this ______________ day of ______________ A.D._______






          -----------------------                       ----------------------
                Secretary                                        President



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                          EXPLANATION OF ABBREVIATIONS

      The following abbreviations, when used in the inscription of ownership on the face of this certificate, shall be construed as if they were written out in full according to applicable laws or regulations. Abbreviations, in addition to those appearing below, may be used.
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
JT TEN            As joint tenants with right of survivorship and           TEN ENT                     As tenants by the entireties
                  not as tenants in common                                  UNIF GIFT MIN ACT           Uniform Gifts to Minors Act
TEN COM           As tenants in common                                      CUST                        Custodian for

For Value Received, _________________________________________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE

________________________________________________________________________________

Shares represented by the within Certificate, and do hereby irrevocably constitute and appoint
__________________________________ Attorney to transfer the said Shares on the books of the within named
Corporation with full power of substitution in the premises.

Dated _______________________________
              In presence of


_____________________________________         _________________________________________

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                                  CERTIFICATE

                                      FOR

                                  ____________

                                     SHARES
                                       OF

                                TRAVELCENTERS OF
                                 AMERICA, INC.

                                   ISSUED TO

                                    SPECIMEN

                                     DATED

                             _____________________